EXHIBIT 10.1

Schedule of Parties to Executive Employment Agreements

     Each of the following employees is a party to the form of Executive Employment Agreement filed as Exhibit 10.32 to Amendment No. 3 to the Registration Statement on Form S-1 (No. 333-113764) of Life Time Fitness, Inc. filed with the SEC on June 9, 2004:

Length of Severance Period
Employee	Title	Termination	Change of Control
		(Section 3(a)(i))	(Section 3(c)
Mike Gerend +	EVP	18 mos.	21 mos.
Mike Robinson +	EVP	18 mos.	21 mos.
Mike Brown	SVP	18 mos.	12 mos.
Eric Buss	SVP	9 mos.*	12 mos.
Steve Lundeen	SVP	12 mos.**	18 mos.
Mark Zaebst	SVP	18 mos.	12 mos.
Jeff Zwiefel	SVP	18 mos.	12 mos.

* Effective September 27, 2004 (fifth anniversary of employment with LTF), Length of Severance Period Termination benefits will be extended to 18 mos.

** Effective September 1, 2008 (fifth anniversary of employment with LTF), Length of Severance Period Termination benefits will be extended to 18 mos.

+ Upon execution of the new executive employment agreement, Mr. Robinson’s employment agreement with the Company dated March 4, 2002 terminated and Mr. Gerend’s executive employment agreement with the Company dated January 23, 2003 terminated.